Exhibit 10.32
LEASE
WILLIAMSBURG VILLAGE
Inverness, Illinois 60067
          THIS INDENTURE OF LEASE (the “Lease”) made the 1st day of April, 1993.
W I T N E S S E T H
          LaSalle National Trust, N.A., as Trustee under a Trust Agreement dated January 15, 1993 and known as Trust Number 117628, owner of the land and improvements located at 1604 Colonial Parkway, Inverness, Illinois (“Landlord”), agrees to lease to Royal American Bank, an Illinois banking corporation (“Tenant”), whose address is 1604 Colonial Parkway, Inverness, IL 60067, and Tenant agrees to lease from Landlord, that certain office space within the “Condominium Unit” (as hereafter defined) shown and designated on the plan attached hereto as Exhibit A, commonly known as Suite 100 (the “Premises”) in the building whose address is 1604 Colonial Parkway (the “Building”). The Building is constructed on the property in the Village of Inverness, Cook County, Illinois, which is legally described in Exhibit B, attached hereto, for a term commencing on the 1st day of April, 1993, and ending on the 31st day of March, 1997, (the “Term”) , unless sooner terminated as provided herein, subject to the agreements herein contained.
          In consideration thereof, Landlord and Tenant covenant and agree as follows:
          1.      CONDOMINIUM
                    (a)      A Declaration of Condominium Ownership (the “Declaration”) of Williamsburg Village was recorded in the Office of the Recorder of Deeds of Cook County, Illinois, on January 4, 1983, and thereupon the property within which the Premises are located became subject to (i) the terms and provisions of the Declaration, (ii) the Condominium Property Act of the State of Illinois (the “Act”), (iii) the By-Laws (the “By-Laws”) of the Williamsburg Village Owners Association (the “Association”) and (iv) the rules and regulations of the Association (the “Rules”). The Declaration, the Act, the By-Laws and the Rules, as from time to time amended, are sometimes collectively called the “Condominium Documents”. Tenant acknowledges receipt of a copy of the Declaration, the By-Laws and the Rules. Landlord’s space within the Building is sometimes called the “Condominium Unit”. All the condominium property of which the Condominium Unit is a part, as from time to time amended to annex additional property, is sometimes called “Williamsburg Village” and all portions of Williamsburg Village, except the individual condominium units, are sometimes called the “Common Elements”. To the extent that any of the definitions in this Lease conflict with those in the Condominium Documents, the definitions in the Condominium Documents shall control.
                    (b)      Tenant accepts this Lease subject to all of the terms and restrictions of the Condominium Documents and agrees to comply with and perform each of the terms, covenants and conditions of the Condominium Documents relating to the use or occupancy of the Premises. If pursuant to the Condominium Documents, the Condominium Unit is withdrawn from the provisions of the Declaration, Landlord, at its option, may terminate this Lease effective upon the date of such withdrawal. Landlord shall not be obligated for the performance by the Board of Managers of the Association (the “Board”) or of any of the obligations assumed or undertaken by the Board pursuant to the Condominium Documents and Tenant shall have no claim against Landlord by reason of any default under the Condominium Documents by the Board or the Association. By the execution of this Lease, Tenant agrees that the Association and Board are and shall be third party beneficiaries of the provisions of this Lease.
                    (c)      The Declaration requires the approval of all leases by the Board. Landlord agrees to attempt to procure such approval from the Board within the time established for such approval by the Declaration. If, after making reasonable effort, Landlord cannot procure such approval within the time provided, this Lease shall become null and void. Tenant agrees to cooperate with Landlord in attempting to procure such approval and shall provide such information as is requested by the Board.
                    (d)      This Lease does not grant any rights to Tenant to participate in the management or affairs of the Association, including, but not limited to any voting rights enjoyed by the Landlord.
          2.      POSSESSION. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises holds over, and Landlord cannot, using good faith efforts, acquire possession of the Premises prior to the specified commencement date of this Lease, Landlord shall not be deemed to be in default, nor in any way liable to Tenant because of such failure and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender possession, which date shall thereafter be deemed the “commencement date”; and the Term shall automatically be extended so as to include the full number of months originally provided, except that if the commencement date is other than the first day of a calendar month, the Term shall also be extended for the remainder of the calendar month in which possession is tendered. Landlord hereby waives payment of any rent covering any period prior to such tendering of possession.
          The taking of possession by Tenant shall be deemed conclusively to establish that the Building and the Premises are in good and satisfactory condition as of when possession was so taken.
          3.      BASE RENT AND SECURITY DEPOSIT
                    (a)      Tenant agrees to pay to Landlord as monthly rental (the “Base Rent”) for the Premises during the full term aforesaid the sum of $4,000.00 in advance on the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on other than the first day of the month, there shall be paid on the commencement date, a pro rata portion of the Base Rent based on the number of days remaining in such month, and subsequent monthly payments shall be paid as directed in this Paragraph 3(a).
                              The Base Rent and all other rent provided herein shall be paid to Landlord without deduction or offset in lawful money of the United States of American at:
Otto J. Semrow
Semrow Perforated and Expanded Metals Corp.
755 Seegers Road
Des Plaines, Illinois 60016
or to such other person or at such other place as Landlord may from time to time designate in writing.
                              Any rent (whether Base Rent or additional rent) or other amount due from Tenant to Landlord under this Lease not paid when due shall bear interest from the date due until the date paid at the annual rate (the “Agreed Interest Rate”) of two per cent (2%) above the rate designated from time to time by LaSalle National Bank of Chicago as its “Prime Rate”, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. The covenants herein to pay rent (both Base Rent and additional rent) shall be independent of any other covenant set forth in this Lease.
                    (b)      Tenant has deposited with Landlord the sum equal to Four Thousand and 00/100 Dollars ($4000.00) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may use, apply or retain all or any part of this security deposit for the payment of any rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default. If any portion of said deposit is to be used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord’s option to the last assignee of Tenant’s interest hereunder) at the expiration of the lease term and upon Tenant’s vacation of the Premises.
          4.      ADDITIONAL RENT.
                    (a)      Tenant shall pay to Landlord as additional rent an amount equal to Tenant’s Proportionate Share (hereinafter defined) of the Real Estate Taxes (hereinafter defined) for each calendar year in which this Lease is operative.
                              “Tenant’s Proportionate Share” for any calendar year shall be the percentage resulting from dividing the number of square feet of rentable area included in the Premises (which is 5,125 square feet) by the number of square feet of rentable area included in the Building (which is 7,750 square feet).
                    (b)      The term “Real Estate Taxes” shall mean and include all taxes, general and special, levied against the Condominium Unit and Landlord’s percentage interest in the Common Elements imposed by Federal, state or local governments, which shall become a lien during each calendar year in which Tenant occupies the Premises subject to this Lease, and shall also include all taxes equitably determined by Landlord to be levied in lieu of or in substitution therefor. Real Estate Taxes shall not include taxes based on receipt of rentals unless such taxes are in lieu of Real Estate Taxes nor shall Real Estate Taxes include income, franchise, capital stock, estate or inheritance taxes. Real Estate Taxes shall also include any personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and appurtenances in, upon or used in connection with the Unit for the operation thereof. In the case of special taxes which may be payable in installments only the amount of each installment payable during a calendar year shall be included in Real Estate Taxes for that year. Net recoveries through protest, appeals or other actions taken by Landlord, in its discretion, after deduction of all costs and expenses, including attorneys’ and other fees, shall be deducted by Landlord from Real Estate Taxes for the year of receipt. Tenant’s Proportionate Share of Real Estate Taxes shall be computed and derived from the Building’s assessed valuation for each relevant year, and such assessed valuation will not include any reductions granted to Landlord for partial vacancy allowances.
                    (c)      Tenant shall also pay to Landlord as additional rent an amount equal to Tenant’s Proportionate Share (as defined in Paragraph 4 (a)) of the amount of the Direct Expenses (hereinafter defined) for each calendar year in which this Lease is operative.
                              The annual determination of Direct Expenses shall be made or verified by an accountant designated by Landlord and shall be binding upon Landlord and Tenant.
                              In the event that during all or any portion of any calendar year the Unit is not fully rented and occupied, Landlord may elect to make an appropriate adjustment in Direct Expenses for such year, employing sound accounting and management principles, to determine Direct Expenses that would have been paid or incurred by Landlord had the Unit been fully rented and occupied and the amount so determined shall be deemed to have been Direct Expenses for such year.
                    (d)      The term “Direct Expenses” shall mean all direct costs of operation, maintenance, and management of the Unit, as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: Association charges or assessments; sewer charges; insurance premiums of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; the cost of waste disposal; the cost of janitorial services; window cleaning costs; labor costs; costs incurred in the management of the Building; material costs; equipment costs and the cost of service agreements; licenses, permits, and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; and management expenses. (Direct Expenses shall not include: depreciation on the Building or equipment therein; loan principal payments; the costs of alterations of Tenant’s premises; real estate brokers’ commission; leasing commissions; interest expenses on long-term borrowings; or advertising costs.)
                    (e)      In the event that the Consumer Price Index for 1993 (the “Base Year”) shall be less than the Consumer Price Index for any Comparison Year (the term “Comparison Year” shall mean each calendar year after the Base Year through and including the calendar year in which the term expires), Tenant shall pay Landlord upon demand, as additional rent for each such Comparison Year, $48,000.00 multiplied by the percentage increase by which the Consumer Price Index in such Comparison Year exceeds the Consumer Price Index in the Base Year. For the purposes of this lease, the term “Consumer Price Index” shall mean the Consumer Price Index

United States All Items for All Urban Consumers published by the Bureau of Labor Statistics of the Department of Labor (Base Year—1967) . The Consumer Price Index for the Base Year or any Comparison Year shall be determined by averaging the monthly indexes for that year.
                              If the manner in which such Consumer Price Index as determined by the Bureau of Labor Statistics shall be substantially revised, an adjustment shall be made in such revised index, which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised.
                              If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index that is based upon changes in the cost of living or purchasing power of the consumer dollar and that is published by any other governmental agency, or, if no such index shall be available, then a comparable index that is published by a major bank or other financial institution or by a university or a recognized financial publication.
                    (f)      Landlord may, at any time, deliver to Tenant Landlord’s estimate (or revised estimate) of such additional amounts payable under Paragraph 4(a), Paragraph 4(c) or Paragraph 4(e) for the then current or ensuing calendar year. On or before the first day of the next month and on or before the first day of each month thereafter, Tenant shall pay to Landlord as additional rent such amount, as Landlord shall reasonably determine, as is necessary to bring and keep Tenant current.
                              As soon as practicable after the close of each calendar year, Landlord shall deliver to Tenant a statement showing the total amount payable by Tenant under Paragraph 4(a), Paragraph 4(c) or Paragraph 4(e). If the statement shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant to cover the total amount due, the amount that Tenant has overpaid shall be credited to Tenant’s following month’s payment of Base Rent. If the statement shows an amount due from Tenant that is greater than the estimated payments previously paid by the Tenant, Tenant shall pay the deficiency to Landlord, as additional rent, within thirty (30) days after delivery of the statement.
          5.      BUILDING SERVICE AND PUBLIC UTILITY CHARGES. Landlord agrees to use reasonable efforts to furnish to the Premises during reasonable hours of generally recognized business days, as reasonably determined by Landlord, and subject to the rules and regulations of the Building and Board, heat and air conditioning required in Landlord’s reasonable judgment for the comfortable use and occupancy of the Premises. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord’s failure to furnish any of the foregoing, nor shall such failure constitute an eviction, whether such failure is caused by accident, breakage, repairs, energy shortages or restriction, strikes, lockouts or other labor disturbances or labor disputes of any character, riots, civil disturbance or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.
          Tenant and its employees and visitors have the exclusive use of four parking spaces as reflected in Exhibit E and may use that outdoor parking area adjacent to the Building in common on a “first come first serve” basis with other tenants of space in the Building, their employees and visitors, all subject to such reasonable rules and regulations as from time to time may be imposed by Landlord and the Board.
          Landlord agrees to furnish water for lavatories and drinking, electricity for equipment, and accessories for general office use and gas for heating or other uses, all as deemed necessary in the reasonable judgment of Landlord.
          Unless the Premises shall be separately metered, Tenant shall pay for electricity, water, and gas used in the Premises as reasonably billed by Landlord. Tenant shall furnish, at its own expense, all electric light bulbs, tubes and ballasts.
          Throughout the term of this Lease, Tenant agrees to pay all charges for gas, water, electricity, light, heat, power and telephone or other communication service separately metered to or separately billed to the Premises. Landlord shall not be liable for any failure for any of the public utilities to furnish any such service, nor shall any failure for any length of time of any one or more of said utility companies to furnish any such service make this Lease voidable or constitute a ground upon which Tenant may terminate or otherwise abrogate this Lease or any of Tenant’s obligations hereunder.
          6.      CONDITION OF PREMISES. By taking possession of the Premises, Tenant shall be deemed to have agreed that the Premises were as of the date of taking possession in good order, repair and condition. No promise of the Landlord to alter, remodel, decorate, clean or improve the Premises, the Building or the Common Elements and no representation or warranty, express or implied, respecting the condition of the Premises, the Building or the Common Elements has been made by the Landlord to Tenant, unless the same is contained herein, or made a part hereof. This Lease does not grant any rights to light or air over property.

          7.      USES PROHIBITED. Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose or purposes other than general office purposes. No use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the Condominium Unit or Williamsburg Village, or cause a cancellation of any insurance policy covering the Condominium Unit or Williamsburg Village, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by Landlord’s or the Board’s insurance policies. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or any other act or thing which may disturb the quiet enjoyment of any other tenants in the Building or other occupants of Williamsburg Village, and Tenant shall not, without limiting the generality of the foregoing, allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose.
          8.      COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, including, but not limited to the Planned Unit Development Ordinance of the Village of Inverness pertaining to Williamsburg Village. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements now in force or which may hereafter be in force, including but not limited to the Americans with Disabilities Act, and Tenant shall comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.
          9.      HOLDING OVER. Should Tenant hold over after the termination of this Lease, by lapse of time or otherwise, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such holding over, Tenant shall pay base rent (as adjusted pursuant to Paragraph 4, all as estimated by Landlord) at double the rate payable for the month immediately preceding said holding over and in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant’s holding over. Alternatively, at the election of Landlord expressed in a written notice to the Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one year. The provisions of this paragraph do not exclude the Landlord’s rights of re-entry or any other right hereunder.
     10.      MAINTENANCE, REPAIRS AND ALTERATIONS.
                    (a)      Subject to the provisions of Paragraph 15, and Paragraph 4(c), and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant’s agents, employees or invitees, Landlord, as a “Direct Expense”, shall keep or cause the Board to keep in good order, condition and repair the foundation, exterior and interior walls, interior supporting columns and the exterior roof of the Premises. Tenant, at Tenant’s expense shall also keep and maintain the Building and the Premises and every part thereof and any fixtures, facilities or equipment contained therein in good order, condition and repair, including, but not limited to, the heating and air conditioning, electrical, plumbing and sewer systems. Neither the Board nor Landlord shall be obligated to paint the interior of the Premises. Neither the Board nor Landlord shall be obligated to make repairs under this Paragraph 10(a) until a reasonable time after receipt of written notice of the need for such repairs.
                    (b)      Tenant shall not do any painting or decorating, or erect any partitions or make any alterations in or any additions or changes to the Premises without Landlord’s prior written consent in each and every instance. Unless otherwise agreed by Landlord and Tenant in writing, all such replacements, and alterations shall be performed either by or under the direction of Landlord, but at the cost of Tenant. Unless otherwise provided by written agreement, all alterations, improvements and changes shall remain upon and be surrendered with the Premises, excepting however, that at Landlord’s option, Tenant shall, at its expense, when surrendering the Premises, remove from the Premises and the Building all such alterations, improvements and changes installed in the Premises by Tenant and restore the Premises to the condition existing prior to such alterations, improvements or changes. If Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements after request to do so by Landlord, Landlord may remove the same and restore the Premises and Tenant shall pay the cost of such removal and restoration to Landlord upon demand. Tenant hereby agrees to protect, defend, indemnify and hold harmless Landlord, its agents and employees, the Association, the Board, the Premises, the Condominium Unit and Williamsburg Village from any and all liabilities of every kind and description which may arise out of or be connected in any way with said replacements, alterations or additions. Any mechanic’s lien filed against the Premises or the Condominium Unit or for which notice is received by either Landlord or Tenant for work claimed to have been furnished to Tenant shall be released and discharged of record by

Tenant within ten (10) days after such filing or receipt, whichever is applicable, at Tenant’s expense. Upon completing any replacements, alterations or additions, Tenant shall furnish Landlord with contractors’ affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All replacements, alterations and additions shall comply with all insurance requirements and with all applicable laws, statutes, ordinances and regulations. All alterations and additions shall be constructed in good and workmanlike manner and only good grades of materials shall be used.
                    (c)      Tenant shall, at the termination of this Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit, loss by ordinary wear and tear, fire or other casualty excepted, and subject to the other terms and provisions of this lease.
          11.      ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term, and if Tenant shall abandon, vacate or surrender (whether at the end of the stated Term or otherwise) the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned, at the option of Landlord.
          12.      ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the Premises, or any portion thereof, without the prior written consent of the Landlord which may not be arbitrarily withheld. If Tenant shall request Landlord’s consent to any such assignment or subletting, Landlord, at its option, may elect to terminate this Lease effective on the first day of the third calendar month next succeeding receipt of Tenant’s request for such consent or subletting, which election, if exercised by Landlord, shall be by written notice to Tenant given within twenty (20) days after receipt by Landlord of Tenant’s request for such consent. Any such assignment or subletting or occupancy without Landlord’s prior written consent shall be void and shall, at the option of Landlord, constitute a default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent may not be arbitrarily withheld.
          13.      SIGNS. Tenant shall not place or affix any interior signs visible from the outside of the Premises or exterior signs without the prior written consent of Landlord.

     14. DAMAGE TO PROPERTY; INJURY TO PERSONS. Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, to the extent permitted by law, hereby waives all claims, except claims caused by or resulting from the sole negligence of Landlord, its agents, servants or employees, which Tenant or Tenant’s successor or permitted assigns may have against Landlord, its agents, servants and employees, for loss, theft or damage to property and for injuries to persons, including death, in, upon or about the Premises, the Building or the Condominium Unit, from any cause whatsoever. Tenant will protect, defend, indemnify and hold Landlord, its agents, servants and employees exempt and harmless from and on account of (i) any damage or injury, including death, to any person, or (ii) any damage to the goods, wares and merchandise of any person including the loss of the use thereof arising from the use of the Premises, Building or Common Elements by Tenant, or arising from the failure of Tenant to keep the Premises in good condition as herein provided.
     Neither Landlord nor its agents, servants or employees nor the Board shall be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupant of any Condominium Unit at Williamsburg Village, or by any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Building, the Common Elements, or the Premises, as well as for all damage to tenants or occupants thereof caused by Tenant’s misuse or neglect to the extent that the other party has not recovered the amount of such loss, damage or injury from insurance and the insurance company is bound by this waiver of liability.
     Particularly, but not in limitation of the foregoing paragraph, all property belonging to Tenant or any other occupant of the Premises that is located in the Building or the Premises shall be there at the risk of Tenant or such other person only, and Landlord or its agents or employees (except in case of sole negligence of Landlord or its agents or employees) shall not be liable for: damage to or theft of or misappropriation of such property; damage to property entrusted to Landlord, its agents or employees, if any; the loss of or damage to any property by theft or otherwise; any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; interference with the light or other incorporeal hereditaments; or any latent defect in the Premises, the Building, the pipes, the appliances or the plumbing works therein. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.
     In case any action or proceeding be brought against Landlord by reason of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or of its agents or employees, Tenant, upon notice from Landlord, shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord.
     Tenant shall obtain from responsible companies approved by Landlord, and maintain in full force and effect during the term of this Lease, (a) public liability insurance in a combined single limit liability in an amount of not less than $1,000,000, insuring Tenant, Landlord and, if requested by Landlord, any mortgagee of Landlord and/or the Board and Association against all claims, demands or action for injury to or death of one or more persons in any one accident and for damage to property made by or on behalf of any person, firm or corporation, in any way arising from, related to, or connected with the conduct or operation of Tenant’s business in the Premises or Tenant’s use of the Premises and, in addition, and in like amount, obtain and maintain insurance covering Tenant’s contractual liability under the aforesaid hold harmless clause. Landlord may require that such public liability insurance limits be increased from time to time to those limits which Landlord reasonably requires and (b) such other insurance on the Premises in such amounts as may from time to time be reasonably required by Landlord against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated. Certificates of such insurance shall be delivered to Landlord. All such insurance policies shall indicate that at least ten days prior written notice shall be delivered to Landlord by the insurer prior to termination or cancellation of such insurance.
     15. DAMAGE OR DESTRUCTION. In the event the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building and made available by the Board, Landlord, subject to the Condominium Documents, shall cause the damage to be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs can, in Landlord’s sole opinion, be made within one hundred twenty (120) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the rent shall be abated in proportion to the part of the Premises which is unusable and not used by Tenant in the conduct of its business; provided if the damage is due to the fault or neglect of Tenant or its employees, agents or invitees, there shall be no abatement of rent. If repairs cannot, in Landlord’s sole opinion, be made within one hundred twenty (120) days, Landlord shall notify Tenant within sixty (60) days of the date of occurrence of such damage and either Landlord or Tenant, by written notice to the other given within twenty (20) days thereafter, may cancel this Lease as of the date of the occurrence of such damage. Except as provided in this paragraph, there shall be no abatement of rent and no liability of

Landlord or the Board by reason of any injury to or interference with Tenant’s business or property arising from the making of any repairs, alterations or improvements in or to any portion of the Building, the Premises or the Common Elements, or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant’s furniture and furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease or of improvements installed in the Premises by or for Tenant, and that Landlord shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the Premises by or for Tenant.
     16. ENTRY BY LANDLORD. Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord or Tenant hereunder, to show the same to prospective purchasers or tenants of the Condominium Unit, and to make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter the main entrance by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant’s property and without affecting this Lease. Landlord shall use reasonable efforts on such entry not to unreasonably interrupt or interfere with Tenant’s use and occupancy of the Premises.
     17. INSOLVENCY OR BANKRUPTCY. If at any time during the term hereby demised or prior thereto there shall be filed by or against Tenant in any court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant’s property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated and in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Premises demised but shall forthwith quit and surrender the Premises, and Landlord in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law may retain as liquidated damages any rent, security deposit or monies received by it from Tenant or others in behalf of Tenant.
     18. DEFAULT. Tenant will be deemed in default of this Lease if any of the following events of default shall occur, to-wit:

          (a) Tenant defaults in the payment of rent (whether Base rent or additional rent) or any other sum required to be paid hereunder, or any part thereof, or
          (b) Tenant defaults in the full performance of any other covenant, agreement or condition of this Lease and such other default shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant (unless such other default involves a hazardous condition, in which event it shall be cured forthwith), provided, however, with respect to any default which cannot be cured within twenty (20) days, Tenant in good faith, within twenty (20) days after receipt of such written notice, shall have commenced and thereafter shall continue to diligently prosecute all action necessary to cure such default, or
          (c) If the leasehold interest of Tenant shall be levied upon under execution or shall be attached by process of law, or
          (d) If Tenant abandons the Premises. In such event, Landlord, in addition to other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises; such property may be removed and stored in any other place in the Building or in any other place for the account of and at the expense and at the risk of Tenant. Tenant hereby waives all claims for damages which may be caused by the re-entry of Landlord and taking possession of the Premises or removing or storing the equipment, furniture and property as herein provided, and will protect, defend, indemnify and save Landlord harmless from any loss, costs or damages of Landlord thereby, and no re-entry shall be considered or construed to be a forcible entry.
               Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.
               Landlord may elect to apply rentals received by it (i) to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; (ii) to the payment of any cost of such reletting; (iii) to the payment of the cost of any alterations and repairs to the Premises; and/or (iv) to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting (after application by Landlord to payments described in foregoing clauses (i) through (iv)) during any month be less than agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly on demand by Landlord.
               In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, Landlord may elect to receive from Tenant, for Tenant’s default, as and for Landlord’s liquidated damages an amount equal to the entire amount of Base Rent and additional rent provided for in this Lease for the remainder of the term which amount shall be forthwith due and payable by Tenant upon its being advised of such election by Landlord.
               No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.
               Nothing herein contained shall limit or prejudice the right of Landlord to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to, or less than the amounts of damages which Landlord may elect to receive as set forth above.
               No delay on the part of Landlord in the exercise of any right or remedy hereunder shall operate as a waiver thereof and no single or partial exercise by Landlord of any right or remedy shall preclude other or further exercise thereof of any other right or remedy.
     19. RULES AND REGULATIONS. Such rules and regulations as may be hereafter adopted by Landlord or the Board for the safety, care and cleanliness of the Premises and the preservation of good order thereon for any of such reasons are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. The violation of any such rule or regulation by Tenant shall be deemed a default under this lease by Tenant, affording Landlord all those remedies set out in Paragraph 18 hereof. Landlord shall not be responsible to Tenant for the non-performance of any said rule or regulation by any other tenant or occupant of the Building or by Williamsburg Village.
     20. TAXES. During the term hereof, Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures,

furnishings, equipment and all other personal property of Tenant contained in the Premises, and Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant’s fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord’s real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a written statement setting forth the amount of such taxes applicable to the Tenant’s property.
     21. EMINENT DOMAIN. If the Building or a substantial part thereof or if a substantial part of the Premises shall be lawfully taken or condemned (or conveyed under threat of such taking or condemnation) for any public or quasi-public use or purpose, the term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Current rent shall be apportioned as of the date of such termination. If any part of the Building other than the Premises or a part not constituting a substantial part of the Premises shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any condemnation award or in any judgment for damages or in any proceeds of any sale made under any threat of condemnation or taking.
     22. SUBORDINATION TO MORTGAGES, DEEDS OF TRUST AND GROUND LEASE. This Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the lien of any mortgage or deed of trust now or hereafter existing against the condominium Unit or any part or parts thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made or hereafter to be made upon the security thereof.
     Although such subordination shall be self operating, Tenant, or its successors in interest, shall, upon Landlord’s request, execute and deliver upon the demand of Landlord any and all instruments desired by Landlord subordinating in the manner reasonably requested by Landlord this Lease to any such mortgage or deed of trust (“Subordination Instruments”). Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all such Subordination Instruments in the event Tenant fails to execute said instruments within five (5) days after notice from Landlord demanding the execution thereof. Said notice may be given in the manner hereinafter provided for giving notice.
     Should any mortgage or deed of trust affecting the Condominium Unit be foreclosed: (a) the liability of the mortgagee, trustee or purchaser at such foreclosure sale shall exist only so long as the trustee, mortgagee or purchaser is the owner of the condominium Unit and such liability shall not continue or survive after further transfer of ownership; and (b) Tenant shall be deemed to have attorned, as Tenant, under this Lease, to purchaser at any foreclosure sale hereunder, and this Lease shall continue in force and effect as a direct Lease between and binding upon Tenant and such mortgagee, as the case may be. As used in this Paragraph 22, “mortgagee” shall include successors and assigns, whether immediate or remote.
     23. WAIVER. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same of any other term, covenant or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease. It is understood and agreed that the remedies herein given to Landlord shall be cumulative and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.
     24. INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay rent hereunder and perform all of Tenant’s other covenants, obligations and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired or excused, nor shall Landlord at any time be deemed to be in default hereunder, because Landlord, the Board or the Association is unable (a) to fulfill any of its obligations under this Lease or the Condominium Documents, (b) to supply, or is delayed in supplying, any service expressly required or required by implication, (c) to make, or is delayed in making, any Tenant improvements, repairs, additions, alterations or decorations or (d) to supply, or is delayed in supplying, any equipment or fixtures, if Landlord, the Board or the Association is prevented or delayed from so doing any of the foregoing by reason of, but not limited to, accident, breakage, repairs, strike, labor troubles or any outside cause whatsoever beyond the reasonable control of Landlord, the Board or the Association, including but not limited to riots, civil disturbances, energy shortages, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any other cause, similar or dissimilar, beyond the reasonable control of Landlord, the Board or the Association.
     25. SUBROGATION. The parties hereto agree to use good faith efforts to have any and all fire, extended coverage and/or material damage insurance which may be carried endorsed with a subrogation clause substantially as follows: “This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described therein.”; and each party hereto waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this Lease to the contrary) to any of its property insured under valid and collectible insurance policies to the extent of recovery collectible under such insurance, subject to the limitation that this waiver shall apply only when it is permitted by the applicable policy of insurance.
     26. PLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy, the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.
     27. SALE BY LANDLORD. In the event of a sale, transfer or conveyance by Landlord of its interest in the Condominium Unit of which the Premises are a part, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord. If any security deposit has been made by Tenant under Paragraph 3(b), Landlord may transfer such security deposit to such successor in interest of Landlord and thereupon Landlord shall be released from any further obligations hereunder. This Lease shall not be affected by any such sale, transfer or assignment, and the Tenant agrees to attorn to the purchaser, transferee or assignee.
     28. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord or the Board, either Landlord or the Board may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant’s part to be made or performed by Tenant as provided in this Lease provided. All sums so paid by Landlord or the Board and all necessary incidental costs together with interest thereon at the Agreed Interest Rate from the date of such payment by Landlord or the Board shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.
     29. ATTORNEYS, FEES. In the event Landlord takes action, including but not limited to litigation, arbitration or correspondence with attorneys, to enforce any provision of this Lease or any of its rights hereto, the unsuccessful party to such litigation or arbitration shall pay to Landlord all costs and expenses, including reasonable attorneys’ fees, incurred therein. Moreover, if Landlord, without fault, is made a party to any litigation instituted by or against Tenant, Tenant shall indemnify Landlord against and protect, defend, and save Landlord harmless from all costs and expenses, including reasonable attorneys’ fees, incurred by it in connection therewith.
     30. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part or by any other person to whom it is delivered. Tenant’s failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord’s performance and that not more than one month’s rental has been paid in advance.
     31. NOTICE. Any notice from Landlord to Tenant or from Tenant to Landlord shall be in writing and may be served personally or by mail. If served by mail, notice shall be deemed served on the second day after mailing if mailed by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the place from time to time established for the payment of rent.
     32. RIGHTS RESERVED. Landlord reserves on behalf of itself and on behalf of the Board the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession or giving rise to any claim for set-off or abatement of rent:
          (a) To install, affix and maintain any and all signs on the exterior of the Building.
          (b) To designate, limit, restrict and control any service in or to the Building or to the Tenant, provided such services by Landlord are provided at rates that are reasonably competitive. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord.
          (c) To retain at all times, and to use in appropriate instances, keys to the main entrance of the building into the Premises and Building. No locks or bolts to the main entrance of the building shall be altered, changed or added without the prior written consent of Landlord.
          (d) To decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Building or Common Elements or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of said work to temporarily close doors and corridors in the Building and to interrupt or temporarily suspend Building services and facilities.
          (e) To have and retain a paramount title to the Premises free and clear of any act of Tenant.
          (f) To grant to anyone the exclusive right to conduct any business or render any services in the Building, provided such grant shall not prevent the use of the Premises for the purpose specified in this Lease.
          (g) To approve the weight, size and location of heavy equipment and articles in and about the Premises, the Building and the Common Elements. Movements of Tenant’s property into or out of the Building and within the Building and the Common Elements are entirely at the risk and responsibility of Tenant.

     33. REAL ESTATE BROKER. Each party represents to the other party that it has not dealt with a broker in connection with this Lease. Each party shall indemnify and hold harmless the other party from any loss or liability, including attorneys’ fees, arising from a breach of the foregoing representation.
     34. MISCELLANEOUS PROVISIONS.
          (a) The words “re-enter” or “re-entry” as used in this Lease are not restricted to their technical legal meaning. The term “Landlord” as used in this Lease means only the Landlord from time to time, and upon conveying its interest, the conveying party shall be relieved from any further obligation or liability pursuant to Paragraph 27.
          (b) Time is of the essence of this Lease and each and all of its provisions.
          (c) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or offer or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.
          (d) The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.
          (e) This Lease shall be governed by and construed pursuant to the laws of the State of Illinois.
          (f) Should the Board or any mortgagee require a modification of this Lease, which modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.
          (g) All rights and remedies of Landlord under this Lease, or that may be provided by law, may be exercised by Landlord in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by Landlord in its own name individually or in its name by its agent. Tenant expressly stipulates that any rights or remedies available to Landlord either by the provisions of this Lease or otherwise may be enforced by Landlord in its own name individually or in its name by agent or principal.

          (h) The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.
          (i) The terms and provisions of this Lease may not be modified or amended except by written instrument signed by both Landlord and Tenant.
          (j) Tenant shall not record this Lease without Landlord’s prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant.
RIDER ATTACHED TO AND MADE A PART OF LEASE DATED APRIL 1, 1993
This LEASE is executed by LA SALLE NATIONAL TRUST, N.A., not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated JAN 15, 1993 and known as Trust No. 117628 at LA SALLE NATIONAL TRUST, N.A., to all provisions of which Trust Agreement this LEASE is expressly made subject. It is expressly understood and agreed that nothing herein or in said LEASE contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and that so far as said Trustee is concerned the owner of any indebtedness or liability accepting hereunder shall look solely to the premises hereby leased for the payment thereof. It is further understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said Trustee has no control over, and under this LEASE assumes no responsibility for (1) the management or control of such property, (2) the upkeep, inspection, maintenance or repair of such property (3) the collection of rents or rental of such property, or (4) the conduct of any business which is carried on upon such premises. Trustee does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

TENANT:

ROYAL AMERICAN BANK, an Illinois banking corporation

	By:	/s/ J.J. Fritz
	Its:	President
ATTEST: /s/ [ILLEGIBLE]
Its: EVP & Cashier
LANDLORD:

LaSALLE NATIONAL TRUST, N.A., as Trustee Under a Trust Agreement dated January 15, 1993 and known as Trust Number 117628

/s/ [ILLEGIBLE]

RIDER NO. 1
ATTACHED TO AND MADE A PART OF LEASE CONTRACT BETWEEN LaSALLE NATIONAL TRUST, N.A., AS TRUSTEE UNDER A TRUST AGREEMENT DATED JANUARY 15, 1993 AND KNOWN AS TRUST NUMBER 117628, AS LANDLORD, AND ROYAL AMERICAN BANK, AS TENANT, DATED APRIL 1, 1993 FOR PREMISES AT 1604 COLONIAL PARKWAY, INVERNESS, COOK COUNTY, ILLINOIS
     1. RIGHT TO PROTEST TAXES
          Landlord shall promptly notify Tenant of any increase in real estate assessments, tax rates and/or real estate taxes, and Landlord shall diligently pursue the reduction of same. Tenant shall pay its proportionate share of the cost of obtaining any tax reduction, provided that Tenant shall not be obligated to pay an amount in excess of the tax savings realized by Tenant. In the event that Landlord shall not seek such reduction, Tenant shall have the right in Landlord’s name to seek such reduction, and Landlord agrees to render to Tenant all assistance reasonably necessary, including joining in and signing any protest or pleading Tenant may deem advisable. Landlord agrees that it shall pay the cost of seeking and/or obtaining a reduction upon receipt of an invoice therefor, subject to Tenant’s obligation to contribute its proportionate share of such cost as set forth above, provided that if Tenant obtains the reduction, Landlord shall not be obligated to pay an amount in excess of the tax saving realized by Landlord.
     2. OPTION TO RENEW
          Provided Tenant has not committed an uncured Event of Default, Tenant shall have the option to renew this Lease and lease the Leased Premises for two (2) five (5) year Extended Terms (each of the Extended Terms are referred to as “Extended Term”) upon the same terms and conditions set forth herein with the following exceptions:
          a. The Premises Rent to be paid by Tenant during the Base Year of each Extended Term shall be Ninety Percent (90%) of the then prevailing market rent (“MARKET RENT”) for comparably improved office, industrial, manufacturing, warehouse space in the northwest Cook County, Illinois market area.
          b. If Landlord and Tenant cannot agree on the Market Rent, either Landlord or Tenant can, by notice to the other, elect to use an appraisal procedure to determine the Market Rent. The party requesting the appraisal process shall set forth in their notice the name of an independent appraiser. The other party shall select the name of their independent appraiser within fifteen (15) days thereafter. The two independent appraisers shall then independently select a third independent appraiser. An independent appraiser is defined as any real estate firm or individual engaged in the business of leasing office space in the northwest Cook County area or an M.A.I. real estate appraiser doing business in the northern Illinois area, which firm or person has not, within six (6) months previous thereto, had any business dealings with the Landlord nor with the Tenant or its employees. The two appraisers selected by Landlord and Tenant shall each be instructed to determine the then current Market Rent for comparable office space in the northwest Cook County market area taking into consideration the then existing improvements, age of the building and equipment and the amenities of Williamsburg Village and immediately surrounding areas. The appraiser selected by the appraisers of Landlord and Tenant shall then designate which of the two appraisals is the most accurate reflection of Market Rent and Landlord and Tenant shall be bound to accept said determination. The cost of all the three appraisers shall be divided equally between Landlord and Tenant.
          c. To exercise this renewal option, Tenant must give Landlord written notice at least two hundred and ten (210) days prior to the end of the Term, or the Extended Term, as the case may be.
          d. Upon the exercise of this renewal option, the word Term as defined in this Lease shall also apply to an Extended Term.
          e. All other terms and conditions of this Lease shall be in full force and effect during the Extended Terms, including the obligation to pay Rent Adjustments as described in Section 4, Paragraphs (a) through (f).
          f. This renewal option shall be exercised only as to all the Leased Premises leased by Tenant at the time of the notice.
     3. RIGHT OF FIRST REFUSAL
          Landlord hereby grants to Tenant the right of first refusal to lease the Condominium Unit commonly known as Suite 200 (the “Other Premises”) consisting of 2,625 square feet in the Building. The parties hereto acknowledge that the Other Premises will be vacated on or about March 31, 1993 and that Tenant has no interest in leasing such space at this time. However, should Landlord receive notice that the Other Premises will be vacated by the next tenant to take possession of the Other Premises after the date hereof, Tenant shall be given the opportunity in writing to lease the Other Premises at the then current Base Rent and for the balance of the Term applicable to the Premises. Tenant will have thirty (30) days to respond in writing. Thereafter, if Landlord does not receive written notice from Tenant, Landlord will be released from its first refusal obligation to Tenant and Tenant shall have waived its right under this Paragraph 3.

TENANT:

ROYAL AMERICAN BANK, an Illinois banking corporation

	By: Its:	/s/ J.J. Fritz President

ATTEST: /s/ [ILLEGIBLE]
Its: EVP & Cashier

LANDLORD:

LaSALLE NATIONAL TRUST, N.A., as Trustee Under a Trust Agreement dated January 15, 1993 and known as Trust Number 117628

/s/ [ILLEGIBLE]

RIDER NO. 2
ATTACHED TO AND MADE A PART OF LEASE CONTRACT BETWEEN LaSALLE NATIONAL TRUST, N.A., AS TRUSTEE UNDER A TRUST AGREEMENT DATED JANUARY 15, 1993 AND KNOWN AS TRUST NUMBER 117628, AS LANDLORD, AND ROYAL AMERICAN BANK, AS TENANT, DATED APRIL 1, 1993 FOR PREMISES AT 1604 COLONIAL PARKWAY, INVERNESS, COOK COUNTY, ILLINOIS
          This Rider No. 2 and the Lease and Rider No. 1 documents to which it is attached shall be deemed one instrument (the “Lease”) and the provisions of this Rider No. 2 shall supersede the preceding provisions of this Lease to the extent inconsistent therewith.
     R-1: Landlord hereby represents and warrants that it owns fee simple title to the real estate and improvements upon which the Premises are located and that it has full power and authority to enter into this Lease and to grant to Tenant all the rights and powers of Tenant hereunder.
          Landlord also hereby leases and grants to Tenant access to the Premises through the common areas of the Building in which the Premises are located and over the land upon which the same is situated.
          The Premises also include the Landlords’ interest in the Common Elements referred to at Section 1(a) of the Lease.
          Terms defined at Section 1 of this Lease shall, unless otherwise stated, have the same meanings when used in this Rider No. 2.
     R-1(a): Landlord hereby represents and warrants to, and covenants with, Tenant as follows:
          (a) That the copies of the Condominium Documents which have been furnished to Tenant are complete and current as of the date hereof.
          (b) That Landlord will perform all obligations of Landlord as a member of the Association and as the owner of the Condominium Unit in which the Premises are located, except to the extent that such obligations are expressly assumed by Tenant pursuant to the other provisions of this Lease.
          (c) That Landlord has obtained all consents and approvals required for the execution and delivery of this Lease, and for the performance of Landlord’s obligations hereunder, to the extent such approvals and consents are required pursuant to any agreement by which Landlord or the property including the Premises is bound.
     R-1(b): Upon the request of Tenant, Landlord shall deliver such notices to and make such demands upon, the Board of Managers (the “Board”) of the Association and/or the Association as Tenant may request, and shall assign to Tenant Landlord’s right to enforce against the Board and/or the Association the provisions of the Condominium Documents.
     R-4(c): Tenant shall have the right to review the annual computation of Direct Expenses. In the event of any error in excess of 10%, Tenant’s costs in so doing shall be reimbursed by Landlord.
     R-4(d): Notwithstanding anything to the contrary in Section 4(d), the following costs and expenses shall not be included “Direct Expenses” for any purpose hereof:
          (a) Costs incurred in connection with the construction of the Building, including any build-out or other improvement costs for any tenant spaces;
          (b) Costs of correcting construction defects not caused by Tenant;
          (c) Legal fees (other than those relating to the general operation of the Building or real estate tax reduction matters), space planner’s fees, architectural fees (other than those relating to the general operation of the Building), engineering fees other than those relating to the general operation of the Building, real estate commissions, and marketing and advertising expenses (other than those relating to programs for the benefit of substantially all tenants in the building) incurred in connection with the development, leasing and construction of the Building or any improvements on the Land;
          (d) Costs for which Landlord is reimbursed by condemnations proceeds, insurance, by its carriers or any tenant’s carrier;
          (e) Costs associated with the operating of the business of the legal entity which constitutes Landlord as the same is distinguished from the cost and operation of the Building, including legal entity formation, internal entity accounting and legal matters;
          (f) Costs of defending any lawsuits with Mortgagee (except as the actions of Tenant may be in issue);

          (g) Costs of selling, syndicating, financing, mortgage in or hypothecating any of the Landlord’s interest in the Building or the other improvements located on the land;
          (h) Costs of disputes between Landlord and any third party not relating to the Building;
          (i) The costs associated with employees who do not devote the majority of their time to the Building shall be prorated to the extent that such employees devote their time to the Building;
          (j) The cost of utility installation and tap-in charges;
          (k) Replacement or repair of the foundations, floors, walls, roofs and structural elements of the Building or other buildings located on the Property outside the scope of routine maintenance and repair;
          (l) Income or franchise taxes of Landlord; and
          (m) Costs of services not rendered to or for the benefit of substantially all tenants. Costs of services rendered solely to Tenant shall be charged and paid in its totality by Tenant.
     R-5: If any essential services to be supplied by Landlord are interrupted other than as the result of the negligence or willful misconduct of Tenant, all rent (including rent adjustment) shall abate from the fifth consecutive business day of the interruption until the services are restored provided Tenant does not use the Premises. If such interruption shall exceed thirty (30) consecutive days, Tenant may cancel this Lease upon notice thereof to Landlord.
     R-7: The Premises may be used for the purposes of carrying on a commercial banking operation, mortgage banking operation, broker(dealer operation and all uses related or appurtenant thereto, including without limitation the operation of a Cash Station or other automatic teller system, and a night depository (night drop) as reflected in Exhibit C.
          If any provision now or hereafter contained in the aforesaid Condominium Documents or Ordinance shall prohibit, restrict, or interfere with Tenant’s use of the Premises for the aforesaid purposes, then Tenant may terminate this Lease upon no less than thirty (30) days’ written notice thereof to Landlord.
          Landlord shall not lease, or approve any sublease, of any other property owned by Landlord in Williamsburg Village for any of the purposes referred to at the first paragraph of this

Section R-7.
     R-10(b): Whenever pursuant to the terms of this Lease the consent of Landlord is required for anything done or sought to be done by Tenant, such consent shall not be unreasonably withheld or delayed.
     R-12: The provisions of Section 12 shall not apply to an assignment or sublease to Royal American Corporation, provided however that Tenant is a wholly-owned subsidiary of such corporation.
          In the event of Landlord’s election to terminate this Lease pursuant to the provisions of Section 12, Tenant may withdraw its request for Landlord’s consent to such assignment or subletting, and Landlord’s election to terminate this Lease shall thereupon become null and void.
     R-13: Landlord hereby consents to the interior and/or exterior signs which are specified at Exhibit D hereto, and agrees that same shall remain the property of Tenant at all times and that Tenant may remove or replace same at any time or times during the term of this Lease.
     R-14: The provisions of the first and third paragraphs of Section 14 shall not apply to any claim, loss, theft, damage, injury or other matter arising out of or in connection with any breach of Landlord’s obligations, or arising out of or in connection with the negligence of Landlord, its agents, employees or contractors.
          In case any action or proceeding be brought against Tenant by reason of any obligation on Landlord’s part to be performed under the terms of this Lease, or arising from any act or negligence of Landlord, or of its agents or employees, Landlord, upon notice from Tenant, shall defend the same at Landlord’s expense by counsel reasonably satisfactory to Landlord.
     R-27: All of the terms, provisions, covenants and conditions contained in this Lease, including all of the respective obligations of Landlord and Tenant under this Lease, shall constitute real covenants, running with the land, the Building and the Premises, and binding upon said property and its owners and all others claiming any interest therein from time to time, including the respective successors in interest and assigns of Landlord and Tenant, and inuring to the benefit of the respective successors in interest and assigns of Landlord and Tenant.
     R-29: If Tenant, without fault, is made a party to any litigation instituted by or against Landlord, Landlord shall indemnify Tenant against and shall protect, defend and save it harmless from all costs and expenses, including reasonable attorneys’ fees, incurred by it in connection therewith.
     R-32(d): Landlord’s rights under Section 32(d) shall be exercised only following forty-eight (48) hours’ advance notice to Tenant except in the case of emergencies. In the exercise of such rights, Landlord shall attempt not to interfere with Tenant’s operations on the Premises.
     R-34(m): Each individual executing this Lease on behalf of Landlord represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the Landlord in accordance with duly adopted authorization of Landlord’s, and that this Lease is binding upon Landlord in accordance with his terms.

TENANT:

ROYAL AMERICAN BANK, an Illinois banking corporation

	By: Its:	/s/ J. J. Fritz President

ATTEST: /s/ [ILLEGIBLE]
Its: EVP & Cashier
LANDLORD:

LaSALLE NATIONAL TRUST, N.A., as Trustee Under a Trust Agreement dated January 15, 1993 and known as Trust Number 117628

/s/ [ILLEGIBLE]

FIRST AMENDMENT TO LEASE
     THIS FIRST AMENDMENT TO LEASE is hereby made and entered into on this 17th day of February, 1997, by and between LaSALLE NATIONAL BANK, Successor Trustee To: LA SALLE NATIONAL TRUST, N.A., not individually, but under a Trust Agreement dated January 15, 1993, and known as Trust Number 117628 (hereinafter referred to as “Landlord”), and ROYAL AMERICAN BANK, an Illinois banking corporation (hereinafter referred to as “Tenant”).
WITNESSETH:
     WHEREAS, by written lease dated April 1, 1993 (“Lease”), Landlord demised certain premises to Tenant consisting of 5,125 square feet of the building located at 1604 Colonial Parkway, Inverness, Illinois 60067.
     WHEREAS, Landlord and Tenant desire to amend the Lease in accordance with the terms, conditions and provisions as hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants hereinafter contained, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The first preamble paragraph of the Lease, is hereby amended by deleting said paragraph in its entirety and inserting the following in lieu thereof:
          LaSALLE NATIONAL BANK, Successor Trustee To: LaSalle National Trust, N.A., as Trustee under a Trust Agreement dated January 15, 1993 and known as Trust Number 117628, owner of the land and improvements located at 1604 Colonial Parkway, Inverness, Illinois (“Landlord”), agrees to lease to Royal American Bank, an Illinois banking corporation (“Tenant”), whose address is 1604 Colonial Parkway, Inverness, Illinois 60067, and Tenant agrees to lease from Landlord, that certain office space within the “Condominium Unit” (as hereafter defined) shown and designated on the plan attached hereto as Exhibit A — First Amendment, commonly known as the entire building whose address is 1604 Colonial Parkway (the “Premises” or the “Building”). The building is constructed on the property in the Village of Inverness, Cook County, Illinois, which is legally described in Exhibit B — First Amendment, attached hereto, for a term commencing on the 1st day of April, 1997, and ending on the 31st day of March, 2007, (the “Term”), unless sooner terminated as provided herein, subject to the agreements herein contained.”

     2. The first paragraph of Paragraph 3(a) of the Lease, is hereby amended by deleting therefrom the first paragraph of Paragraph 3(a) in its entirety and inserting the following in lieu thereof:
          “(a) Subject to adjustments as described in Paragraph 4(e), herein as amended, tenant agrees to pay Landlord a monthly rental (the “Base Rent”) for the Premises during the full Term aforesaid the sum of $9,822.92 in advance on the first day of the first full calendar month of the Term hereof and a like sum on or before the first day of each and every successive calendar month of the Term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the Term hereof. In the event the Term of this Lease commences on other than the first day of the month, there shall be paid on the commencement date, a pro rata portion of the Base Rent based on the number of days remaining in such month, and subsequent monthly payments shall be paid as directed in this Paragraph 3(a).”
     Paragraph 3(b) of the Lease is hereby deleted in its entirety. The former security deposit will be deducted from the monthly rental due April 1, 1997.
     3. Paragraph 4(a) and the first and third paragraphs of Paragraph 4(c) of the Lease are hereby amended by deleting therefrom Paragraph 4(a) and the first and third paragraphs of Paragraph 4(c) in their entirety and inserting the following Paragraph 4 preamble and Paragraph 4(a) and the first paragraph of Paragraph 4(c) in lieu thereof:
          “4. RENT ADJUSTMENT Landlord and Tenant agree that the following rent adjustments shall be made with respect to each calendar year of the Term, or portion thereof, after the Base Year (which term “Base Year” shall mean the calendar year in which this Lease commences, during which year the general real estate taxes for the preceding calendar year are billed):
          (a) If “Real Estate Taxes” (as defined in Paragraph 4(b) for any calendar year of the Term (including the calendar year in which this Lease terminates) after the Base Year shall exceed Real Estate Taxes for the Base Year, Tenant shall pay to Landlord as additional rent, an amount equal to the amount by which the Real Estate Taxes for such calendar year exceed the Real Estate Taxes for the Base Year.
          (c) If “Direct Expenses” (as defined on Paragraph 4(d) paid or incurred for any calendar year of the Term (including the calendar year in which this Lease terminates) after the Base Year shall exceed Direct Expenses for the Base Year, Tenant shall pay to Landlord as additional rent an amount equal to the amount by which the Direct Expenses for such calendar year exceed the Direct Expenses for the Base Year.”

     4. The first paragraph of Paragraph 4(e) of the Lease is hereby amended by deleting therefrom the first paragraph of Paragraph 4(e) in its entirety and inserting the following in lieu thereof:
          “(e) In the event that the Consumer Price Index for 1997 (the “Base Year” shall be less than the Consumer Price Index for any Comparison Year (the term “Comparison Year” shall mean each calendar year after the Base Year through and including the calendar year in which the term expires). Tenant shall pay Landlord upon demand, as additional rent for each such Comparison Year, $70,000.00 multiplied by the percentage increase by which the Consumer Price Index in such comparison Year exceeds the Consumer Price Index for the base Year. Notwithstanding anything stated herein, the annual increase in additional rent calculated pursuant to this Paragraph 4(e), shall not exceed 3%. For the purposes of this Lease, as amended by this First Amendment to Lease, the term “Consumer Price Index” shall mean the Consumer Price Index United States All Items for all Urban Consumers published by the Bureau of Labor Statistics of the Department of Labor (Base Year — 1984). The Consumer Price Index for the Base Year or any Comparison Year shall be determined by averaging the monthly indexes for that year.”
     5. The second paragraph of Paragraph 5 of the Lease, is hereby amended by deleting therefrom the second paragraph of Paragraph 5 in its entirety and inserting the following in lieu thereof:
          “Tenant and its employees and visitors may use all of that outdoor parking area adjacent to the Building, subject to such reasonable rules and regulations as from time to time may be imposed by the Landlord and the Board.”
     6. Paragraph 10(a) of the Lease, is hereby amended by deleting therefrom Paragraph 10(a) in its entirety and inserting the following in lieu thereof:
          “(a) Subject to the provisions of Paragraph 15, and Paragraph 4(c), and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant’s agents, employees or invitees, Landlord, as a “Direct Expense”, shall keep or cause the Board to keep in good order, condition and repair the foundation, exterior and interior walls, interior supporting columns and the exterior roof of the Premises. Tenant, at Tenant’s expense shall also keep and maintain the Building and the Premises and every part thereof and any fixtures, facilities or equipment contained therein in good order, condition and repair, including, but not limited to, the heating and air conditioning, electrical, plumbing and sewer systems. Neither the Board nor Landlord shall be obligated to paint the interior of the Premises. Neither the Board nor Landlord shall be obligated to make repairs under this Paragraph 10(a) until a reasonable time after receipt of written notice of the need for such repairs. Notwithstanding anything stated herein, Landlord and Tenant shall divide equally the cost of replacement of any major components of the building’s heating and air conditioning systems.”

     7. The first paragraph of Paragraph 2 of Rider No. 1, attached to the Lease is hereby amended by deleting therefrom the first paragraph of Paragraph 2 of Rider No. 1, attached to the Lease in its entirety and inserting the following in lieu thereof:
          “Provided Tenant has not committed an uncured Event of default, upon the termination of the Term (March 31, 2007), Tenant shall have the option to renew this Lease and lease the Leased Premises for two (2) successive five (5) year Extended terms (each of the Extended Terms are referred to as “Extended Term”) upon the same terms and conditions set forth herein with the following exceptions:”
     8. Paragraph 3 of Rider No. 1, attached to the Lease is hereby amended by deleting therefrom Paragraph 3 of Rider No. 1 in its entirety and inserting the following in lieu thereof:
          “3. LEASE BUYOUT PROVISION Tenant will be allowed to terminate its obligation under this First Amendment to Lease on March 31, 2004 by:
          (a) Notifying Landlord in writing no later than March 31, 2003 of its intention to terminate lease on March 31, 2004;
          (b) Making a single payment to Landlord no later than March 31, 2003 in an amount equal to all payments made to Landlord in calendar year 2002 under Paragraphs 4(a), 4(c), and 4(e) of this First Amendment to lease;
          (c) Continuing to pay to Landlord until March 31, 2004 all monthly payments due under Paragraphs 4(a), 4(c) and 4(e) of this First Amendment to Lease.”
     9. Exhibit A of the Lease is hereby amended by deleting said Exhibit A in its entirety and inserting Exhibit A — First Amendment in lieu thereof.
     10. Exhibit B of the Lease is hereby amended by redesignating said Exhibit B as Exhibit B — First Amendment.
     11. Exhibit E of the Lease is hereby amended by deleting said Exhibit E in its entirety and reserving said Exhibit E for future use.
     12. All of the remaining terms and conditions of the Lease shall remain in full force and effect.
     13. This First Amendment to Lease shall be effective as of April 1, 1997.
     14. This First Amendment to Lease is executed by [ILLEGIBLE] LA SALLE NATIONAL TRUST, N.A., not personally, but as Trustee aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiary of a certain Trust Agreement dated January 15, 1993, and known as Trust Number 117628, to all provisions of which Trust Agreement this First Amendment to Lease is expressly made subject. It is expressly understood and agreed that nothing contained in this First Amendment to Lease shall be construed as creating any liability whatsoever against said Trustee, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing thereunder shall look solely to the Trust Estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. It is further understood and agreed that the said Trustee has no agents or employees and merely holds naked legal title to the property herein described and has no control over the management thereof or the income therefrom.
     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease through their respective authorized officers as of the day and year first above written.

LANDLORD:

[ILLEGIBLE]

LA SALLE NATIONAL TRUST, N. A., not individually, but as Trustee of its Trust Number 117628 dated January 15, 1993

	By: Its:	/s/ [ILLEGIBLE] SR. VICE PRESIDENT

TENANT:

ROYAL AMERICAN BANK, an Illinois banking corporation

	By: Its:	/s/ J. J. Fritz President
ATTEST: /s/ [ILLEGIBLE]
Its: Secretary